Exhibit 10.3
DEAL CUSIP NUMBER: 21664UAD8
REVOLVER CUSIP NUMBER: 21664UAE6

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 21, 2015 among (i) THE COOPER COMPANIES, INC., a Delaware corporation (the “Company”), (ii) COOPERVISION INTERNATIONAL HOLDING COMPANY, LP, an entity organized under the laws of England and Wales and registered in Barbados as an External Company under the laws of Barbados (the “Foreign Borrower” and together with the Company, each, a “Borrower” and collectively, the “Borrowers”), (iii) the Lenders (defined below) executing signatures page hereto, and (iv) KEYBANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”).
RECITALS:

A.    The Borrowers, the Administrative Agent and the lenders party thereto (each, a “Lender” and collectively, the “Lenders”) are parties to the Credit Agreement, dated as of January 12, 2011, as amended by Amendment No. 1 to Credit Agreement, dated as of May 31, 2012, as further amended by Amendment No. 2 to Credit Agreement, dated as of September 12, 2013, and as further amended by Amendment No. 3 to Credit Agreement, dated as of June 30, 2014 (as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”).
B.    The Borrowers, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement to modify certain provisions thereof.
AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrowers, the Administrative Agent and the Lenders party hereto agree as follows:
Section 1.Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.

Section 2.Amendment to Section 1.01 of the Credit Agreement.

2.1    Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Change of Control” in its entirety and insert the following in place thereof:

“Change of Control” means the acquisition of ownership or voting control, directly or indirectly, beneficially or of record, on or after the Closing Date, by any Person or group (within the meaning of Rule 13d-3 of the SEC under the 1934 Act, as then in effect), of shares representing more than 25% of the aggregate ordinary Voting Power represented by the issued and outstanding capital stock of the Company.
Section 3.Effectiveness. This Amendment shall be effective on the date upon which each of the following conditions precedent has been satisfied (the “Effective Date”):

3.1    This Amendment shall have been executed by the Borrowers, each Subsidiary Guarantor, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

3.2    The Administrative Agent shall have received all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Administrative Agent, to the extent invoiced on or prior to the Effective Date) in connection with the preparation, negotiation and effectiveness of this Amendment and the other documents being executed or delivered in connection herewith.

Section 4.Miscellaneous.

4.1    Representations and Warranties. Each Borrower and each Subsidiary Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

a.each Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;

b.the officers executing this Amendment on behalf of each Borrower and each Subsidiary Guarantor have been duly authorized to execute and deliver the same and bind such Borrower or such Subsidiary Guarantor with respect to the provisions hereof;

c.no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment;

d.this Amendment constitutes the legal, valid and binding agreement and obligation of the Borrowers and each Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and

e.each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

4.2    Credit Agreement Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended or waived hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment shall be a Loan Document.

4.3    Subsidiary Guarantor Acknowledgment. Each Subsidiary Guarantor, by signing this Amendment:

a.    consents and agrees to and acknowledges the terms of this Amendment;

b.    acknowledges and agrees that all of the Loan Documents to which such Subsidiary Guarantor is a party or is otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and

c.    acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to which such Subsidiary Guarantor is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Credit Agreement.

4.4    Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

4.5    Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

4.6    Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWERS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

4.7    JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

THE COOPER COMPANIES, INC., as a Borrower By: /s/ Brian G. Andrews Name: Brian G. Andrews Title: Vice President & Treasurer

COOPERVISION INTERNATIONAL HOLDING COMPANY, LP, as a Borrower

By:          /s/ Greg W. Matz
Name: Greg W. Matz
Title: Manager of Cooper Holding Company LLC, acting as General Partner of CooperVision International Holdings Company, LP

KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent, Co-Lead Arranger, the Swing Line Lender, a Lender and an LC Issuer By: /s/ Marianne T. Meil Name: Marianne T. Meil Title: Senior Vice President

Each of the undersigned Subsidiary Guarantors acknowledges the terms of and consents to the foregoing:
COOPERVISION, INC. By: /s/ Brian G. Andrews Name: Brian G. Andrews Title: Treasurer
COOPERSURGICAL, INC. By: /s/ Brian G. Andrews Name: Brian G. Andrews Title: Treasurer
COOPER MEDICAL, INC. By: /s/ Brian G. Andrews Name: Brian G. Andrews Title: Treasurer

ORIGIO, INC. By: /s/ Brian G. Andrews Name: Brian G. Andrews Title: Treasurer

Signature Page to
Amendment No. 4 to Credit Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Borrowers,
Key Bank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	JPMORGAN CHASE BANK, N.A. By: /s/ Ling Li Name: LING LI Title: Vice President

Name of Institution:	Citicorp North America, Inc. By: /s/ Anthony V. Pantina Name: Anthony V. Pantina Title: Vice President / Director

Name of Institution:	Bank of America, N.A. By: /s/ John C. Plecque Name: John C. Plecque Title: Senior Vice President

Name of Institution:	Wells Fargo Bank, N.A. By: /s/ Gavin Smith Name:Gavin Smith Title:Vice President

Signature Page to
Amendment No. 4 to Credit Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Borrowers,
Key Bank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	DNB CAPITAL LLC By: /s/ Caroline Adams Name: Caroline Adams Title: First Vice President
By: /s/ Geshu Sugandh Name: Geshu Sugandh Title: First Vice President

Name of Institution:	MUFG Union Bank, N.A. By: /s/ Henry G. Montgomery Name: Henry G. Montgomery Title: Director

Name of Institution:	U.S. Bank, National Association By: /s/ Joseph M. Schnorr Name: Joseph M. Schnorr Title: Senior Vice President

Name of Institution:	PNC BANK, NATIONAL ASSOCIATION By: /s/ Deborah M. Lee Name: Deborah M. Lee Title: Vice President

Signature Page to
Amendment No. 4 to Credit Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Borrowers,
Key Bank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	Bank of the West By: /s/ Dan McCartney Name: Dan McCartney Title: Vice President

Name of Institution:	HSBC BANK, USA NA By: /s/ Jeff French Name: Jeff French Title: Senior Vice President

Name of Institution:	UBS AG, STAMFORD BRANCH By: /s/ Darlene Arias Name: Darlene Arias Title: Director By: /s/ Craig Pearson Name: Craig Pearson Title: Associate Director

Name of Institution:	Goldman Sachs Bank USA By: /s/ Jamie Minieri Name: Jamie Minieri Title: Authorized Signatory

Signature Page to
Amendment No. 4 to Credit Agreement,
dated as of the date first above written,
among The Cooper Companies, Inc. and CooperVision International Holding Company, LP,
as the Borrowers,
Key Bank National Association, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, By: /s/ Kang Yang Name: Kang Yang Title: Vice President & General Manager

Name of Institution:	Compass Bank By: /s/ James Hatter Name: James Hatter Title: San Francisco Market President